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Semi-Annual Report

April 30, 2001

MuniYield
California
Insured
Fund II, Inc.

www.mlim.ml.com

                                      MUNIYIELD CALIFORNIA INSURED FUND II, INC.

The Benefits and Risks of Leveraging

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                      MuniYield California Insured Fund II, Inc., April 30, 2001

DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.404 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.65%, based on a month-end per share net asset value of $14.41. Over the same period, the total investment return on the Fund's Common Stock was +4.11%, based on a change in per share net asset value from $14.24 to $14.41, and assuming reinvestment of $0.404 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction Market Preferred Stock had an average yield of 3.93% for Series A, 3.43% for Series B and 3.30% for Series C.

The Municipal Market Environment

During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%-3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%-5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

For the six-month period ended April 30, 2001, we had a duration that was higher than the Fund's competitive group average. This reflected our


                                     2 & 3

                      MuniYield California Insured Fund II, Inc., April 30, 2001

belief that municipal bond yields were attractive relative to a slowing US domestic economy. We also believed that the Federal Reserve Board would lower short-term interest rates to bolster US economic activity and that long-term interest rates would decline in concert.

In late 2000 as yields declined, we sold our lower-coupon bonds with long maturities and replaced them with higher-couponed issues in the intermediate part of the yield curve. This allowed us to capture a significant amount of the yield available in the municipal yield curve, while muting the overall volatility of the Fund. Our strategy worked well as it enhanced the Fund's yield and, as yields rose in early 2001, the Fund was able to preserve much of the gains realized in late 2000.

Looking forward, we expect to concentrate our investments in the 10-year-20-year range maturity sector. This portion of the yield curve is expected to outperform longer maturities as financial markets start to anticipate a US economic recovery and long-term interest rates begin to rise.

The Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 provided a beneficial effect on the Fund's borrowing costs. Despite recent seasonal tax pressures on short-term interest rates, borrowing costs were in the 3.5%-3.75% range for much of the period. Short-term tax-exempt interest rates are expected to fall into the 3% range. This decline in borrowing costs is expected to generate a significant yield enhancement to benefit the Fund's Common Stock shareholders from leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

May 23, 2001

PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield California Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------
                                                        Shares Voted     Shares Withheld
                                                            For            From Voting
----------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Terry K. Glenn         13,010,459          226,914
                                  James H. Bodurtha      13,009,907          227,466
                                  Herbert I. London      13,004,100          233,273
                                  Roberta Cooper Ramo    13,005,359          232,014
----------------------------------------------------------------------------------------

During the six-month period ended April 30, 2001, MuniYield California Insured Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------
                                                        Shares Voted     Shares Withheld
                                                            For            From Voting
----------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
   Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Joseph L. May, Andre F. Perold
   and Roberta Cooper Ramo as follows:
                                  Series A                    1,500              287
                                  Series B                    1,693              100
                                  Series C                    1,579                0
----------------------------------------------------------------------------------------


                                     4 & 5

                      MuniYield California Insured Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

  S&P    Moody's     Face
Ratings  Ratings    Amount   Issue                                                                                            Value
====================================================================================================================================
STATE
California--96.1%
AAA        Aaa     $ 3,500   ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's Hospital
                             Medical Center), 6% due 12/01/2029 (a)                                                          $ 3,729
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       1,985   Arcadia, California, Unified School District, GO, Series B, 6.50% due 7/01/2015 (c)               2,184
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       3,675   Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
                             5.80% due 4/01/2017 (i)                                                                           3,852
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       1,450   Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (i)                    1,624
------------------------------------------------------------------------------------------------------------------------------------
                             California Community College Financing Authority, Lease Revenue Bonds, Series A (i):
AAA        Aaa       3,215     5.95% due 12/01/2022                                                                            3,442
AAA        Aaa       1,100     6% due 12/01/2029                                                                               1,177
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       6,100   California Educational Facilities Authority Revenue Bonds, Trust Receipts, AMT, Class R,
                             Series 11, 6.674% due 4/01/2028 (a)(k)                                                            6,286
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aa1       2,750   California Educational Facilities Authority, Revenue Refunding Bonds, RIB, Series 147,
                             6.58% due 10/01/2027 (k)                                                                          2,838
------------------------------------------------------------------------------------------------------------------------------------
                             California HFA, Home Mortgage Revenue Bonds, AMT:
AAA        Aaa       1,395     Series E, 6.15% due 8/01/2025 (i)                                                               1,444
AA-        Aa2       1,140     Series F-1, 7% due 8/01/2026 (d)                                                                1,166
------------------------------------------------------------------------------------------------------------------------------------
A1+        VMIG1@      600   California HFA, M/F Housing Revenue Bonds, VRDN, AMT, Series C, 4.55% due 2/01/2033 (l)             600
------------------------------------------------------------------------------------------------------------------------------------
AA-        Aa2       3,450   California HFA Revenue Bonds, RIB, AMT, Series B-2, 8.959% due 8/01/2023 (d)(k)                   3,704
------------------------------------------------------------------------------------------------------------------------------------
                             California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), RIB (g)(k):
AAA        NR*       8,750     Series 26, 6.56% due 6/01/2022                                                                  9,011
NR*        Aaa       6,625     Series 152, 6.58% due 6/01/2022                                                                 6,823
------------------------------------------------------------------------------------------------------------------------------------
A1+        VMIG1@      800   California Health Facilities Finance Authority, Revenue Refunding Bonds (Adventist Hospital),
                             VRDN, Series A, 4.40% due 9/01/2028 (i)(l)                                                          800
------------------------------------------------------------------------------------------------------------------------------------
                             California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric),
                             VRDN (l):
A1+        NR*      13,500     AMT, Series B, 5% due 11/01/2026                                                               13,500
A1+        NR*       4,000     Series B, 6% due 12/01/2016                                                                     4,000
A1+        NR*       2,800     Series C, 5.70% due 11/01/2026                                                                  2,800
------------------------------------------------------------------------------------------------------------------------------------
                             California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                             (Mortgage-Backed Securities Program), AMT:
AAA        NR*       4,305     Series A, 6.35% due 12/01/2029 (e)(f)                                                           4,473
NR*        Aaa       1,000     Series A-1, 6.90% due 12/01/2024 (e)(h)                                                         1,087
AAA        NR*       3,250     Series B, 6.25% due 12/01/2031 (f)                                                              3,447
------------------------------------------------------------------------------------------------------------------------------------
                             California State, GO:
AAA        NR*       2,500     6.60% due 2/01/2010 (c)                                                                         2,868
AAA        Aaa      18,000     6.25% due 10/01/2019 (i)                                                                       18,862
AAA        Aaa      10,000     4.50% due 12/01/2024 (c)                                                                        8,634
------------------------------------------------------------------------------------------------------------------------------------
                             California State, GO, Refunding:
AAA        Aaa       5,500     5.75% due 2/01/2011 (c)                                                                         6,056
AAA        Aaa       1,000     5.50% due 3/01/2012 (c)                                                                         1,063
AAA        NR*       4,500     5.50% due 3/01/2012 (g)                                                                         4,784
AAA        Aaa      15,000     5.50% due 3/01/2013 (c)                                                                        15,827
AAA        Aaa      10,000     5.50% due 3/01/2015 (a)                                                                        10,392
------------------------------------------------------------------------------------------------------------------------------------
                             California State, GO, Refunding, Veterans, AMT, Series B:
AAA        Aaa       4,690     5.45% due 12/01/2017 (i)                                                                        4,632
AAA        Aaa      15,200     5.70% due 12/01/2032 (a)                                                                       15,122
------------------------------------------------------------------------------------------------------------------------------------
                             California State Public Works Board, Lease Revenue Refunding Bonds:
A          Aa3       1,000     (California Community Colleges), Series A, 5.25% due 12/01/2014                                 1,006
AAA        Aaa       4,765     (Department of Corrections), Series B, 5.25% due 1/01/2012 (a)                                  5,044
AAA        Aaa       8,675     (Department of Corrections), Series B, 5.625% due 11/01/2016 (i)                                8,994
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       2,375   California State University and Colleges, Housing System Revenue Refunding Bonds,
                             5.90% due 11/01/2021 (c)                                                                          2,529
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       2,500   California State University and Colleges, Student Union Revenue Bonds (Chico), Series B,
                             4.375% due 11/01/2028 (i)                                                                         2,077
------------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority, COP:
NR*        VMIG1@      900     (Continuing Care/University Project), VRDN, 4.40% due 11/15/2028 (l)                              900
AAA        Aaa       4,100     (Kaiser Permanente), 5.30% due 12/01/2015 (g)                                                   4,186
------------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority, Revenue Refunding Bonds (a):
NR*        Aaa       3,520     RIB, Series 151, 6.58% due 8/01/2011 (k)                                                        4,051
AAA        Aaa       1,345     (Sherman Oaks Project), Series A, 5.50% due 8/01/2013                                           1,431
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       4,600   Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres Redevelopment Project
                             Area Number 1), 5.75% due 11/01/2030 (i)                                                          4,805
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       1,330   Chaffey, California, Unified High School District, GO, Series B, 5.50% due 8/01/2013 (c)          1,412
------------------------------------------------------------------------------------------------------------------------------------
                             Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding Bonds,
                             Senior Lien, Series A (a):
AAA        Aaa         495     5.75% due 9/15/2015                                                                               542
AAA        Aaa       1,270     6% due 9/15/2018                                                                                1,413
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa      10,480   Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project),
                             5.375% due 11/01/2017 (i)                                                                        10,634
------------------------------------------------------------------------------------------------------------------------------------
                             Eastern Municipal Water District, California, Water and Sewer Revenue Refunding Bonds,
                             COP, Series A (c):
AAA        Aaa       3,620     5.25% due 7/01/2016                                                                             3,721
AAA        Aaa       4,660     5.25% due 7/01/2017                                                                             4,753
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Municipal Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     6 & 7

                      MuniYield California Insured Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

  S&P    Moody's     Face
Ratings  Ratings    Amount     Issue                                                                                           Value
====================================================================================================================================
STATE
California
(concluded)
                               El Monte, California, City School District, GO, Refunding, Series A (g):
AAA       Aaa       $1,000       6.25% due 5/01/2020                                                                          $1,098
AAA       Aaa        1,500       6.25% due 5/01/2025                                                                           1,640
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds:
AAA       Aaa        1,500       (Bunker Hill), Series H, 6.50% due 12/01/2015 (g)                                             1,628
AAA       Aaa        3,500       (Bunker Hill), Series H, 6.50% due 12/01/2016 (g)                                             3,799
AAA       Aaa        2,395       (Hollywood Redevelopment Project), Series C, 5.50% due 7/01/2016 (i)                          2,545
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Department of Airports, Airport Revenue Bonds, AMT (c):
AAA       Aaa        1,000       (Los Angeles International Airport), Series D, 5.625% due 5/15/2012                           1,040
AAA       Aaa        2,500       (Ontario International Airport), Series A, 6% due 5/15/2017                                   2,608
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding
                               Bonds (i):
AAA       Aaa        3,400       5.50% due 2/15/2014                                                                           3,490
AAA       Aaa        3,000       6% due 2/15/2016                                                                              3,225
AAA       Aaa        2,000       5.875% due 2/15/2020                                                                          2,062
AAA       Aaa        2,500       6% due 2/15/2030                                                                              2,592
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        8,000     Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
                               6.10% due 10/15/2009 (c)(j)                                                                     9,129
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        7,000     Los Angeles, California, Harbor Department Revenue Bonds, Trust Receipts, AMT, Class R,
                               Series 7, 8.048% due 11/01/2026 (i)(k)                                                          7,923
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,500     M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project), Series D,
                               6.75% due 7/01/2020 (b)(i)                                                                      1,770
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,000     Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds,
                               Series A, 5.375% due 7/01/2012 (i)                                                              3,174
------------------------------------------------------------------------------------------------------------------------------------
                               Monrovia, California, Unified School District, GO, Series B (c):
AAA       Aaa        1,900       5.63%** due 8/01/2026                                                                           456
AAA       Aaa        4,525       5.65%** due 8/01/2029                                                                           912
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        5,715     Newhall, California, School District, GO, Series A, 6.40% due 5/01/2025 (g)                     6,308
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa          965     Oakland, California, Redevelopment Agency Tax Allocation Refunding Bonds, INFLOS,
                               8.27% due 9/01/2019 (i)(k)                                                                      1,049
------------------------------------------------------------------------------------------------------------------------------------
                               Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris),
                               Series A (a):
AAA       Aaa        1,000       5.50% due 4/01/2011                                                                           1,065
AAA       Aaa        2,000       5.50% due 4/01/2014                                                                           2,091
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        7,260     Orange County, California, Recovery COP, Refunding, Series A, 6% due 7/01/2026 (i)              7,751
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,360     Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (c)(j)                  2,662
------------------------------------------------------------------------------------------------------------------------------------
A+        A1         2,000     Pasadena, California, COP, Refunding (Old Pasadena Parking Facility Project), 6.25%
                               due 1/01/2018                                                                                   2,250
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        7,500     Pioneers Memorial Hospital District, California, GO, Refunding, 6.50% due 10/01/2024 (a)        8,291
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa        5,000     Port Oakland, California, RITR, AMT, Class R, Series 5, 7.084% due 11/01/2012 (c)(k)            5,683
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,750     Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due 11/01/2029 (c)                3,883
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        2,250     Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding Bonds,
                               RIB, Series 148, 6.98% due 6/01/2016 (i)(k)                                                     2,556
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        5,000     Roseville, California, Special Tax Refunding Bonds (Community Facilities District 1--
                               Northwest), 4.75% due 9/01/2020 (g)                                                             4,630
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        2,870     San Bernardino County, California, S/F Home Mortgage Revenue Refunding Bonds, AMT,
                               Series A-1, 6.25% due 12/01/2031 (f)                                                            3,034
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        5,200     San Diego County, California, COP (Salk Institute for Bio Studies), 5.75% due 7/01/2031 (i)     5,413
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,500     San Diego County, California, Water Authority, COP, Series A, 4.75% due 5/01/2028 (c)           1,347
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Airport Commission, International Airport Revenue
                               Bonds, Second Series:
AAA       Aaa        3,500       AMT, Issue 5, 6.50% due 5/01/2019 (c)                                                         3,752
AAA       Aaa        3,000       AMT, Issue 6, 6.50% due 5/01/2018 (a)                                                         3,216
AAA       Aaa        2,000       AMT, Issue 6, 6.60% due 5/01/2020 (a)                                                         2,149
AAA       Aaa        3,000       Issue 12-B, 5.625% due 5/01/2021 (c)                                                          3,063
AAA       Aaa        4,660       Issue 21, 4.50% due 5/01/2023 (i)                                                             4,058
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        4,250     San Francisco, California, City and County Airport Commission, International Airport Revenue
                               Refunding Bonds, Second Series, Issue 20, 4.50% due 5/01/2026 (i)                               3,646
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding Bonds
                               (George R. Moscone Convention Center) (g):
AAA       Aaa        2,800       6.75% due 7/01/2015                                                                           3,087
AAA       Aaa        3,050       6.75% due 7/01/2024                                                                           3,366
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,170     San Francisco State University, California, Revenue Bonds (Student Union), Series B,
                               4.20% due 11/01/2023 (i)                                                                        2,619
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,560     San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged Area Redevelopment
                               Project), 4.75% due 8/01/2029 (a)                                                               3,167
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,450     San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds
                               (Capital Projects Program), 5.125% due 7/01/2018 (i)                                            2,471
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,600     San Mateo County, California, Transportation District, Sales Tax Revenue Refunding Bonds,
                               Series A, 5.25% due 6/01/2019 (i)                                                               1,632
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,430     Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police Administration and
                               Holding Facility), Series A, 6.25% due 7/01/2024 (i)                                            3,886
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,595     Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds (Bayshore North Project),
                               Series A, 5.25% due 6/01/2019 (a)                                                               2,603
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,500     Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                               Replacement Project), Series A, 7.75% due 11/15/2011 (a)                                        3,171
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa          955     Santa Maria, California, Joint Unified High School District, GO, Series A, 5.375% due
                               8/01/2018 (g)                                                                                     976
------------------------------------------------------------------------------------------------------------------------------------
                               Walnut, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds (i):
AAA       NR*          580       6.50% due 9/01/2002 (j)                                                                         616
AAA       Aaa          920       6.5% due 9/01/2022                                                                              964
------------------------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                      MuniYield California Insured Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

  S&P   Moody's    Face
Ratings Ratings   Amount     Issue                                                                                           Value
====================================================================================================================================
Puerto Rico--1.8%
AAA       Aaa     $1,200     Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue Refunding
                             Bonds, Series W, 5.50% due 7/01/2015 (i)                                                       $  1,282
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa      5,000     Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 7.08% due 8/01/2012 (g)(k)             5,908
====================================================================================================================================
Total Investments (Cost--$377,165)--97.9%                                                                                    386,461
Other Assets Less Liabilities--2.1%                                                                                            8,100
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $394,561
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................     89.4%
AA/Aa ..............................................................      2.2
A/A ................................................................      0.6
Other+ .............................................................      5.7
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of April 30, 2001
==========================================================================================================================
Assets:       Investments, at value (identified cost--$377,164,673) ...................                      $ 386,460,619
              Cash ....................................................................                            118,723
              Receivables:
                Interest ..............................................................    $   6,996,745
                Securities sold .......................................................        4,281,577        11,278,322
                                                                                           -------------
              Prepaid expenses and other assets .......................................                             40,971
                                                                                                             -------------
              Total assets ............................................................                        397,898,635
                                                                                                             -------------
==========================================================================================================================
Liabilities:  Payables:
                Securities purchased ..................................................        2,907,550
                Dividends to shareholders .............................................          203,483
                Investment adviser ....................................................          158,754         3,269,787
                                                                                           -------------
              Accrued expenses ........................................................                             67,828
                                                                                                             -------------
              Total liabilities .......................................................                          3,337,615
                                                                                                             -------------
==========================================================================================================================
Net Assets:   Net assets ..............................................................                      $ 394,561,020
                                                                                                             =============
==========================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                Preferred Stock, par value $.10 per share (5,200 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference) ...                      $ 130,000,000
                Common Stock, par value $.10 per share (18,359,120 shares issued and
                outstanding) ..........................................................    $   1,835,912
              Paid-in capital in excess of par ........................................      263,746,850
              Undistributed investment income--net ....................................        1,450,751
              Accumulated realized capital losses on investments--net .................       (5,298,707)
              Accumulated distributions in excess of realized capital gains on
              investments--net ........................................................       (6,469,732)
              Unrealized appreciation on investments--net .............................        9,295,946
                                                                                           -------------
              Total--Equivalent to $14.41 net asset value per Common Stock
              (market price--$13.68) ..................................................                        264,561,020
                                                                                                             -------------
              Total capital ...........................................................                      $ 394,561,020
                                                                                                             =============
==========================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    10 & 11

                      MuniYield California Insured Fund II, Inc., April 30, 2001

STATEMENT OF OPERATIONS

                   For the Six Months Ended April 30, 2001
=========================================================================================================
Investment         Interest and amortization of premium and discount earned ..                $10,602,318
Income:
=========================================================================================================
Expenses:          Investment advisory fees ..................................    $996,021
                   Commission fees ...........................................     166,236
                   Accounting services .......................................      86,469
                   Professional fees .........................................      40,765
                   Transfer agent fees .......................................      30,207
                   Printing and shareholder reports ..........................      21,519
                   Listing fees ..............................................      17,575
                   Directors' fees and expenses ..............................      12,833
                   Custodian fees ............................................      11,094
                   Pricing fees ..............................................       6,461
                   Other .....................................................      12,681
                                                                                  --------
                   Total expenses ............................................                  1,401,861
                                                                                              -----------
                   Investment income--net ....................................                  9,200,457
                                                                                              -----------
=========================================================================================================
Realized &         Realized gain on investments--net .........................                  4,402,123
Unrealized         Change in unrealized appreciation on investments--net .....                   (755,542)
Gain (Loss) on                                                                                -----------
Investments--Net:  Net Increase in Net Assets Resulting from Operations ......                $12,847,038
                                                                                              ===========
=========================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six           For the
                                                                                             Months Ended         Year Ended
                   Increase (Decrease) in Net Assets:                                       April 30, 2001      Oct. 31, 2000
=============================================================================================================================
Operations:        Investment income--net ................................................  $   9,200,457       $  18,480,573
                   Realized gain (loss) on investments--net ..............................      4,402,123          (9,635,039)
                   Change in unrealized appreciation/depreciation on investments--net ....       (755,542)         30,763,983
                                                                                            -------------       -------------
                   Net increase in net assets resulting from operations ..................     12,847,038          39,609,517
                                                                                            -------------       -------------
=============================================================================================================================
Dividends &        Investment income--net:
Distributions to     Common Stock ........................................................     (7,413,412)        (14,801,729)
Shareholders:        Preferred Stock .....................................................     (2,280,862)         (4,504,460)
                   Realized gain on investments--net:
                     Common Stock ........................................................        (49,753)                 --
                     Preferred Stock .....................................................        (16,038)                 --
                                                                                            -------------       -------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders .......................................................     (9,760,065)        (19,306,189)
                                                                                            -------------       -------------
=============================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment
Transactions:      of dividends and distributions ........................................             --             198,010
                                                                                            -------------       -------------
=============================================================================================================================
Net Assets:        Total increase in net assets ..........................................      3,086,973          20,501,338
                   Beginning of period ...................................................    391,474,047         370,972,709
                                                                                            -------------       -------------
                   End of period* ........................................................  $ 394,561,020       $ 391,474,047
                                                                                            =============       =============
=============================================================================================================================
                  *Undistributed investment income--net ..................................  $   1,450,751       $   1,944,568
                                                                                            =============       =============
=============================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                      MuniYield California Insured Fund II, Inc., April 30, 2001

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios
                     have been derived from information                      For the Six
                     provided in the financial statements.                   Months Ended      For the Year Ended October 31,
                                                                               April 30,  ----------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2001       2000      1999       1998       1997
==================================================================================================================================
Per Share            Net asset value, beginning of period ................... $  14.24    $  13.14  $  16.25   $  15.70   $  15.04
Operating                                                                     --------    --------  --------   --------   --------
Performance:         Investment income--net .................................      .49        1.02      1.03       1.08       1.10
                     Realized and unrealized gain (loss) on
                     investments--net .......................................      .20        1.14     (2.37)       .63        .68
                                                                              --------    --------  --------   --------   --------
                     Total from investment operations .......................      .69        2.16     (1.34)      1.71       1.78
                                                                              --------    --------  --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                      Investment income--net ................................     (.40)       (.81)     (.87)      (.86)      (.88)
                      Realized gain on investments--net .....................       --@@        --      (.33)      (.05)        --@@
                      In excess of realized gain on investments--net ........       --          --      (.31)        --         --
                                                                              --------    --------  --------   --------   --------
                     Total dividends and distributions to Common Stock
                     shareholders ...........................................     (.40)       (.81)    (1.51)      (.91)      (.88)
                                                                              --------    --------  --------   --------   --------
                     Capital charge resulting from issuance of Common Stock .       --          --        --         --       (.01)
                                                                              --------    --------  --------   --------   --------
                     Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net ..............................     (.12)       (.25)     (.15)      (.20)      (.23)
                        Realized gain on investments--net ...................       --@@        --      (.06)      (.05)        --@@
                        In excess of realized gain on investments--net ......       --          --      (.05)        --         --
                                                                              --------    --------  --------   --------   --------
                     Total effect of Preferred Stock activity ...............     (.12)       (.25)     (.26)      (.25)      (.23)
                                                                              --------    --------  --------   --------   --------
                     Net asset value, end of period ......................... $  14.41    $  14.24  $  13.14   $  16.25   $  15.70
                                                                              ========    ========  ========   ========   ========
                     Market price per share, end of period .................. $  13.68    $ 13.625  $12.6875   $16.0625   $15.0625
                                                                              ========    ========  ========   ========   ========
==================================================================================================================================
Total Investment     Based on market price per share ........................    3.30%@     14.23%   (12.83%)    13.04%     13.20%
Return:**                                                                     ========    ========  ========   ========   ========
                     Based on net asset value per share .....................    4.11%@     15.28%   (10.76%)     9.72%     10.82%
                                                                              ========    ========  ========   ========   ========
==================================================================================================================================
Ratios Based on      Total expenses*** ......................................    1.04%*      1.04%     1.02%       .96%      1.00%
Average Net Assets                                                            ========    ========  ========   ========   ========
Of Common Stock:     Total investment income--net*** ........................    6.83%*      7.43%     6.86%      6.84%      7.35%
                                                                              ========    ========  ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders ....    1.69%*      1.81%      .98%      1.27%      1.52%
                                                                              ========    ========  ========   ========   ========
                     Investment income--net, to Common Stock shareholders ...    5.14%*      5.62%     5.88%      5.57%      5.83%
                                                                              ========    ========  ========   ========   ========
==================================================================================================================================
Ratios Based on      Total expenses .........................................     .70%*       .68%      .69%       .66%       .68%
Total Average Net                                                             ========    ========  ========   ========   ========
Assets:***+          Total investment income--net ...........................    4.62%*      4.88%     4.65%      4.72%      4.97%
                                                                              ========    ========  ========   ========   ========
==================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..............    3.54%*      3.46%     2.08%      2.80%      3.20%
Average Net Assets                                                            ========    ========  ========   ========   ========
Of Preferred Stock:
==================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) ......................................... $264,561    $261,474  $240,973   $293,669   $283,661
                                                                              ========    ========  ========   ========   ========
                     Preferred Stock outstanding, end of period (in
                     thousands) ............................................. $130,000    $130,000  $130,000   $130,000   $130,000
                                                                              ========    ========  ========   ========   ========
                     Portfolio turnover .....................................   39.05%      78.52%    86.51%    103.93%     85.35%
                                                                              ========    ========  ========   ========   ========
==================================================================================================================================
Leverage:            Asset coverage per $1,000 .............................. $  3,035    $  3,011  $  2,854   $  3,259   $  3,182
                                                                              ========    ========  ========   ========   ========
==================================================================================================================================
Dividends Per Share  Series A--Investment income--net ....................... $    484    $    879  $    493   $    734   $    809
On Preferred Stock                                                            ========    ========  ========   ========   ========
Outstanding:++       Series B--Investment income--net ....................... $    422    $    838  $    555   $    672   $    821
                                                                              ========    ========  ========   ========   ========
                     Series C--Investment income--net ....................... $    406    $    884  $    503   $    697   $    574
                                                                              ========    ========  ========   ========   ========
==================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Includes Common and Preferred Stock average net assets.
 ++   The Fund's Preferred Stock was issued on November 30, 1992 (Series A and
      B) and January 27, 1997 (Series C).
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing


                                    14 & 15

                      MuniYield California Insured Fund II, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $44,006 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $161,563,305 and $142,551,496, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................         $4,380,964         $9,295,946
Financial futures contracts ..............             21,159                 --
                                                   ----------         ----------
Total ....................................         $4,402,123         $9,295,946
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $9,295,946, of which $12,311,859 related to appreciated securities and $3,015,913 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $377,164,673.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2001 remained constant and for the year ended October 31, 2000 increased by 14,174, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.10%; Series B, 3.55%; and Series C, 3.40%.

Shares issued and outstanding during the six months ended April 30, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $59,992 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $14,862,000, of which $4,997,000 expires in 2007 and $9,865,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067300 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.


                                    16 & 17

                      MuniYield California Insured Fund II, Inc., April 30, 2001

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniYield California Insured Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MCA


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MuniYield California Insured Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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